LEASES	12 Months Ended
Dec. 29, 2018
LEASES
LEASES

F.LEASES

We lease certain real estate under operating lease agreements with original terms ranging from one to ten years. We are required to pay real estate taxes and other occupancy costs under these leases. Certain leases carry renewal options of five to fifteen years. We also lease motor vehicles, equipment, and an aircraft under operating lease agreements for periods of one to ten years. Future minimum payments under non-cancelable operating leases on December 29, 2018 are as follows (in thousands):

Operating
Leases
2019	$17,242
2020	11,969
2021	9,784
2022	8,346
2023	6,382
Thereafter	22,498
Total minimum lease payments	$76,221

Rent expense was approximately $25.0 million, $22.3 million, and $10.5 million in 2018, 2017, and 2016, respectively.